                                 EXHIBIT (i)(1)

                             Consent of Ropes & Gray

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 27 to the Registration Statement of the BB&T Funds on Form N-1A under the Securities Act of 1933, as amended.


                                         /s/ Ropes & Gray


                                         ROPES & GRAY


Washington, D.C.
January 30, 2002